                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event report)    20-Aug-96


    The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc.
    (as Seller) under a Pooling and Servicing Agreement dated as of November 30, 1995 providing for the issuance of TMS Auto Grantor Trust Asset Backed Certificates, Series 1995-2)


                             The Money Store Inc.

                            TMS Auto Holdings, Inc.
        ---------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



                Delaware          33-94518        22-6680064
                --------          --------        ----------

                State or other    (Commission    (IRS Employer
                jurisdiction of   File Number)    ID Number)
                incorporation)


          2840  Morris  Avenue,     Union,  New  Jersey     07083
          -------------------------------------------------------
                (Address of principal executive officer)


          Registrant's Telephone Number,
          including area code:                  908-686-2000
                                                ------------


                                      n/a
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

                Item 5  Other Events
                        --------



                  Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the August 20, 1996 Remittance Date.

                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                THE MONEY STORE INC.
                                                TMS AUTO HOLDINGS, INC.



                                                By: /s/ James K. Ransom
                                                --------------------------
                                                 James K. Ransom
                                                  Vice President









Dated:   08/20/96

                       TMS AUTO RECEIVABLES TRUST 1995-2
                      5.90%  Asset  Backed  Certificates


            IN ACCORDANCE WITH SECTION 14.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF DECEMBER 19, 1995, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
            TO SERIES 1995 - 2 FOR THE AUGUST 13, 1996 DETERMINATION DATE

     DISTRIBUTION DATE      08/20/96      MONTHLY PERIOD                 Jul-96

A.      Information Regarding the Current Monthly Distribution :

        I.    CERTIFICATES

                (a)  The aggregate amount of the distribution to
                       Certificateholders from the Collection Account                 2,072,416.26

                (b)  The amount of the distribution set forth in  A. 1. (a)
                        above in respect of interest from the Collection Account        232,439.59

                (c)  The amount of the distribution set forth in  A. 1. (a)
                        above in respect of principal from the Collection Account     1,839,976.67

                (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                        on the Policy (Deficiency Claim Amount)                               0.00

                (e)  The amount of the distribution set forth in  A. 1. (a)
                        above per $1,000 interest                                       34.5402710

                (f)  The amount of the distribution set forth in  A. 1. (b)
                        above per $1,000 interest                                        3.8739932

                (g)  The amount of the distribution set forth in  A. 1. (c)
                        above per $1,000 interest                                       30.6662778

                (h)  The amount of the distribution set forth in  A. 1. (d)
                        above per $1,000 interest                                        0.0000000


B.      Information Regarding the Performance of the Trust :

        I.    POOL AND CERTIFICATE BALANCES

                (a)  The Pool Balance as of the close of business
                        on the last day of the preceding Monthly Period              47,066,074.57

                (b)  The Certificate Balance as of the close of business
                        on the last day of the preceding Monthly Period, after
                        giving effect to payments allocated to principal set
                        forth in Paragraph  A. 1. (c)  above                         47,066,074.57

                (c)  The Certificate Factor as of the close of business on the
                        last day of the preceding Monthly Period                         0.7844346

2.    SERVICING FEE

        (a)  The aggregate amount of the Servicing Fee paid to the
                Servicer with respect to the preceding Monthly Period
                from the Collection Account                                    115,993.76
        (b)  The amount of such Servicing Fee per $ 1,000 interest              1.9332293
        (c)  The amount of any unpaid Servicing Fee                                  0.00
        (d)  The change in the amount of any unpaid Servicing Fee
                from the previous Distribution Date                                  0.00

3.    OTHER FEES

        (a) The aggregate amount of Trustee Fees paid to the Trustee
                from the Collection Account                                        333.33
        (b) The aggregate amount of Insurance Premium paid to the
               Certificate Insurer from the Collection Account                   9,805.43

4.    PAYMENT SHORTFALLS

        (a)  The amount of the Interest Carryover Shortfall after
                giving effect to the payments set forth in Paragraph
                A. 1. (b) above                                                      0.00
        (b)  The amount of such Interest  Carryover  Shortfall
                per  $1,000  Interest                                           0.0000000
        (c)  The change in the amount of the Interest Carryover Shortfall
                from  the  previous  Distribution  Date                              0.00
        (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                A. 1. (c) above                                                      0.00
        (e)  The amount of such Principal  Carryover  Shortfall
                per  $1,000  Interest                                           0.0000000
        (f)  The change in the amount of the Principal Carryover Shortfall
                from  the  previous  Distribution  Date                              0.00

5.    REALIZED LOSSES

        (a)  Realized Losses for the Period funded by the Spread Account       182,959.65
                                 1.  Cram Down         7,334.22
                                 2.  Losses on       175,625.43
        (b)  Aggregate Realized Losses, if any,
                                 1.  Preceding           Jul-96              1,133,550.51
                                 2.  Second pre          Jun-96                950,590.86

6.    PURCHASE AMOUNTS

        The aggregate Purchase Amounts for Receivables,
        if any, that were repurchased in such period                                 0.00

7.    PAYAHEAD ACCOUNT

        (a)  The aggregate Payahead Balance                                     76,925.01
        (b)  The change in the Payahead Balance from the
                previous Distribution Date                                     (11,363.85)
                     (1)  The aggregate Payaheads pursuant to Section 14.03
                             for the Monthly Period which were transferred
                             from the Collection Account 55,833.69
                     (2)  The portion of the Payaheads constituting Scheduled
                             Payments on PreComputed Receivables or the
                             portion that are applied to Prepay a PreComputed
                             Receivable in full pursuant to Section 14.03
                             which were transferred from the Payahead Account
                             to 67,197.54
        (c)  The investment earnings on funds in the Payahead Account
               (transferred from the Payahead to the Collection Account) and
               remitted to the Seller as Supplemental Servicing Fee                371.44

                                     (2)

8.    SPREAD ACCOUNT

        (a)  The Spread Account balance after giving effect to
                distributions made on such Distribution  Date                                    4,706,607.46
        (b)  The change in the Spread Account balance on such
                Distribution  Date                                                                (183,997.66)
        (c)   The Amount withdrawn from the Spread Account and
                 payable to the Certificateholders (Deficiency Claim Amount)                             0.00
        (d)   The Amount withdrawn from the Spread Account and
                 payable to the Seller  (Remaining Funds).                                         408,281.52
        (e)   The investment earnings on funds in the Spread Account
                 (transferred from the Spread to the Collection Account) and
                 remitted to the Seller as Supplemental Servicing Fee                               19,850.40

9.    THE POLICY

        The amount distributable from the Policy and payable to the
        Certificateholders, after giving effect to withdrawals from the
        Spread Account (Deficiency Claim Amount)                                                         0.00

10.    THE NOTICES

        (a)   Pursuant to Section 14.04, there is a Deficiency Claim Amount of
                        $0.00  to be withdrawn from the Spread Account to fund the amount payable on the related Distribution Date for items (i) thru (v)
                 of Section 14.06 (b)

        (b)   Pursuant to Section 14A.02, there is a Deficiency Claim Amount of
                        $0.00  to be withdrawn from the Policy to fund the amount
                 payable on the related Distribution Date for items (i) thru (v) of
                 Section 14.06 (b)

11.    TERMINATION OF TRUST

        The amount to be distributed to the Certificateholders from the Collection
        Account pursuant to the Termination of the Trust ( Section 20.01 )                               0.00

12.    OTHER INFORMATION

        Pursuant to Section 13.09 (b) (i)
        (a)     Delinquency Ratio                                                       5.6334%
        (b)     Average Delinquency Ratio                                               5.1056%
        (c)     Default Rate                                                           12.3160%
        (d)     Average Default Rate                                                   10.9198%
        (e)     Net Loss Rate                                                           4.3093%
        (f)     Average Net Loss Rate                                                   5.3278%

        Pursuant to Section 13.09 (b) (ii)
        Trigger Event occurred as of                                                    NO

        Pursuant to Section 13.09 (b) (iii)
        Prior Trigger Event Deemed Cured  as                                            NO

        Pursuant to Section 13.09 (b) (iv)
        Insurance Agreement Event of Default                                            NO

        Weighted Average Rate                                                                           19.43%
        Weighted Average Remaining Term                                                                 44.82


**NOTE**Pursuant to Section 14.02 (b)
        Amount deposited into the Collection Account due to
        mistaken deposits, postings or checks returned for
        insufficient funds to be reimbursed to the Servicer                                              0.00

                                      (3)


13.    PRE-FUND ACCOUNT

        (a)  The Pre-Fund Account balance after giving effect to
                distributions made on such Distribution  Date                               0.00
        (b)  The Pre-Fund Account Balance per $ 1,000 interest                         0.0000000
        (c)   The Amount withdrawn from the Pre-Fund Account and transferred
                 to the Collection Account (payable to the Certificateholders)              0.00
        (d)  The amount of Pre-Fund Account distribution per $ 1,000 interest          0.0000000
        (e)  The interest earnings on funds in the Pre-Fund Account
                 (transferred from the Pre-Fund to the Collection Account) and
                 remitted to the Seller as Supplemental Servicing Fee                       0.00

14.    CAPITALIZED INTEREST ACCOUNT

        (a)  The Capitalized Interest Account balance after giving effect to
                distributions made on such Distribution  Date                               0.00
        (b)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                 Certificateholders)                                                        0.00
        (c)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                 Sellers)                                                                   0.00
        (e)  The interest earnings on funds in the Capitalized Interest Account
                 (transferred from the Capitalized Interest to the Collection Account)
                 and remitted to the Seller as Supplemental Servicing Fee                   0.00

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 13.09 of the Pooling and Servicing Agreement dated December 19, 1995 pertaining to Series 1995 - 2 in preparing the accompanying Servicer's Certificate.


        THE MONEY STORE AUTO FINANCE INC.


        By:  /S/ Harry Puglisi
        ------------------------

                HARRY PUGLISI
                TREASURER